UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	333-192093	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44043 Fremont Blvd.

Fremont, CA 94538

(Address of principal executive offices)

(877) 742-3094

(Registrant's telephone number, including area code)

MAPLE TREE KIDS, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 10, 2017, Maple Tree Kids, Inc., a Nevada corporation (the “Company”), filed a Certificate of Amendment to the Articles of Incorporation of the Company with the Secretary of State of the State of Nevada, pursuant to which the Company changed its name to “Aerkomm Inc.” and effectuated a one for ten reverse split of the Company’s outstanding common stock.

The new CUSIP number for the Company’s common stock is 00774B 109. The Company has filed a notice with the Financial Industry Regulatory Authority for approval of a new ticker symbol for the quotation of the Company’s common stock on the OTCQB market, but no such symbol has been assigned as of the date of this report.

The Certificate of Amendment to Articles of Incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of the State of Nevada on January 10, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AERKOMM INC.

Date: January 10, 2017	By:	/s/ Jeffrey Wun
	Name:	Jeffrey Wun
	Title:	President

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of the State of Nevada on January 10, 2017.

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